[Execution Version]
FOURTH AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT
This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of September 18, 2012 is among INTL Commodities, Inc., a Delaware corporation (the “Borrower”), each of the lenders (including, without limitation, the Issuing Banks and the Swing Line Lender, the “Lenders”) that is a party to the Credit Agreement (as defined below) that has signed a counterpart hereof, and BNP Paribas as Administrative Agent.
W I T N E S S E T H:
WHEREAS, each of the Borrower, the Lenders (including, without limitation, ABN AMRO Capital USA LLC (as successor to ABN AMRO Bank N.V. by assignment) and BNP Paribas, in their capacities as Issuing Banks and BNP Paribas in its capacity as Swing Line Lender), BNP Paribas Securities Corp., ABN AMRO Capital USA LLC and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Joint Lead Arrangers and Joint Bookrunners, ABN AMRO Capital USA LLC and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Co-Syndication Agents, and BNP Paribas, as the Administrative Agent, are parties to an Amended and Restated Credit Agreement dated as of September 22, 2010 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein having the meanings given to them in the Credit Agreement unless otherwise defined herein); and
WHEREAS, the Borrower has requested an amendment to the Credit Agreement extending the Expiration Date to January 31, 2013, and, pursuant to Section 11.01 of the Credit Agreement, the Borrower, each Lender and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment. Effective upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:
The definition of “Expiration Date” set forth in Section 1.01 is hereby amended by deleting “September 20, 2012” and replacing it with “January 31, 2013”.
SECTION 2. Effectiveness of Amendment, etc.
This Fourth Amendment shall become effective on the date (the “Effective Date”) on which (a) each of the Borrower, the Administrative Agent, and the Lenders shall have duly executed this Fourth Amendment, (b) the Parent shall have duly executed and delivered to the Administrative Agent a consent substantially in the form of Annex I hereto, (c) Bank of America, N.A., as Agent shall have duly executed and delivered to the Administrative Agent a consent substantially in the form of Annex II hereto, (d) the Administrative Agent shall have received, for the pro-rata account of the Lenders, payment from the Borrower in immediately available funds of a fully-earned, non-refundable amendment fee in the amount of $175,000, (e) the Administrative Agent shall have received from the Borrower payment in full of all reasonable out-of-pocket costs incurred in connection with this Fourth Amendment and due diligence in respect thereto, and (f) the Administrative Agent shall have received such corporate authorization documents of the Borrower and the Parent, such good standing certificates and such opinions of counsel as the Lenders shall request.

SECTION 3. Effect of Amendment; Ratification; Representations; etc.
(a)    On and after the Effective Date, this Fourth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment, and the term "this Agreement", and the words "hereof", "herein", "hereunder" and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)    Except as expressly set forth herein, this Fourth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement, as amended hereby, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

(c)    In order to induce the Administrative Agent and the Required Lenders to enter into this Fourth Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Fourth Amendment:

(i)    the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct on and as of such date, and

(ii)    no Default or Event of Default has occurred and is continuing.

SECTION 4. Counterparts.
This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts (including by facsimile transmission of, or by email with pdf attachments of, signature pages hereto), each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same agreement. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 5. Severability.
Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6. GOVERNING LAW.
THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SECTION 7. WAIVERS OF JURY TRIAL.
EACH PARTY TO THIS FOURTH AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS FOURTH AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS FOURTH AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

INTL COMMODITIES, INC.

By: /s/ Sean M. O'Connor
Name: Sean M. O'Connor
Title: Director and CEO

By: /s/ Scott J. Branch
Name: Scott J. Branch
Title: Director and President

BNP PARIBAS,
as Administrative Agent, an Issuing Bank, Swing Line Lender and a Lender

By: /s/ Deborah P. Whittle
Name: Deborah P. Whittle
Title: Director

By: /s/ William B. Murray
Name: William B. Murray
Title: Managing Director

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as a Lender

By: /s/ Antonio Nanez
Name: Antonio Nanez
Title: Executive Director

By: /s/ Gijs Vos
Name: Gijs Vos
Title: Executive Director

ABN AMRO CAPITAL USA LLC (as successor to ABN AMRO BANK N.V. by assignment), as an Issuing Bank and a Lender

By: /s/ Stacey Judd
Name: Stacey Judd
Title: Director

By: /s/ J.D. Kaiverkamp
Name: J.D. Kaiverkamp
Title:

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By: /s/ Akihiro Tani
Name: Akihiro Tani
Title: Senior Vice President